UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2023

CIIG CAPITAL PARTNERS II, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40802	86-1477978
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 West 57th Street, 29th Floor
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 796-4796

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	CIIGU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	CIIG	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	CIIGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Forward Purchase Agreements

As previously disclosed, CIIG Capital Partners II, Inc. (“CIIG II”), a Delaware corporation, Zapp Electric Vehicles Group Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Pubco”), Zapp Electric Vehicles Limited, a private company limited by shares registered in England and Wales (“Zapp”), and Zapp Electric Vehicles, Inc., a Delaware corporation (“Merger Sub”) entered into a Merger Agreement dated November 22, 2022 (the “Merger Agreement”) in connection with its proposed business combination (the “Business Combination”) pursuant to which CIIG II will, along with Zapp, become wholly owned subsidiaries of Pubco.

On April 26, 2023, CIIG II and Pubco entered into separate agreements (each a “Forward Purchase Agreement”, and together, the “Forward Purchase Agreements”) with each of ACM ARRT I LLC and CFPA Holdings LLC–Zapp RS (each of ACM ARRT I LLC and CFPA Holdings LLC –Zapp RS, individually, a “Seller”, and together, the “Sellers”) for OTC Equity Prepaid Forward Transactions. The primary purpose of entering into the Forward Purchase Agreements is to help ensure the Business Combination will be consummated. For purposes of the Forward Purchase Agreements, CIIG II and Pubco are referred to as the “Counterparty” prior to and after the Business Combination, respectively. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed in the Forward Purchase Agreements.

Pursuant to the terms of the Forward Purchase Agreements, the Sellers may, but are not obligated to, purchase up to 10,000,000 shares of Class A common stock, par value $0.0001 per share, of CIIG II (“CIIG II Common Stock”) in the aggregate before the closing of the Business Combination (the “Closing”). The aggregate total number of shares subject to the Forward Purchase Agreements will be in no event more than 10,000,000 Shares (as defined in the Forward Purchase Agreements). The Number of Shares is subject to reduction following termination of the Forward Purchase Agreements with respect to such shares as described under “Optional Early Termination” in the Forward Purchase Agreements.

The Forward Purchase Agreements provide that the Sellers will be paid directly an aggregate cash amount (the “Prepayment Amount”) equal to (x) the product of (i) the Number of Shares as set forth in each Pricing Date Notice (as defined in the Forward Purchase Agreements) and (ii) the redemption price per share as defined in Section 9.2(a) of CIIG II’s Amended and Restated Certificate of Incorporation (the “Initial Price”) less (y) $2,000,000.

Counterparty will pay the Prepayment Amount directly from the Counterparty’s Trust Account maintained by Continental Stock Transfer and Trust Company holding the net proceeds of the sale of the units in Counterparty’s initial public offering and the sale of private placement warrants (the “Trust Account”) no later than the earlier of (a) one business day after the Closing Date and (b) the date any assets from the Trust Account are disbursed in connection with the Business Combination. For the avoidance of doubt, any Additional Shares purchased by the Sellers will not be included in the Number of Shares for purposes of determining the Prepayment Amount.

After the Closing Date, Counterparty may request in writing that the Sellers provide it with additional funding in an amount of $2,000,000 in the aggregate, in which case, Sellers shall provide such funds to an account designated by Counterparty on the third Business Day after such request; provided, that

(a) each Seller shall not be obligated to provide its portion of such funds until it has sold Shares (excluding any Terminated Shares) for aggregate proceeds of at least $1,000,000, (b) if a Seller has provided a Registration Request, Counterparty cannot make a Funding Election until and unless the Registration Statement has been declared and remains effective, and (c) Sellers shall not be required to provide funds under more than one Funding Election.

Following the Closing, the reset price (the “Reset Price”) will be the Initial Price; provided, however, that the Reset Price may be reduced to any lower price at which the Counterparty sells, issues or grants any shares or securities convertible or exchangeable into shares (other than, among other things, grants or issuances under the Counterparty’s equity compensation plans or any securities issued in connection with the Business Combination), subject to certain exceptions.

The valuation date will be the earliest to occur of (a) the third anniversary of the Closing Date, (b) the date specified by a Seller in a written notice to be delivered to Counterparty at a Seller’s discretion (which Valuation Date shall not be earlier than the day such notice is effective) after the occurrence of any of (w) a VWAP Trigger Event (x) a Delisting Event, (y) a Registration Failure or (z) unless otherwise specified therein, upon any Additional Termination Event and (c) the date specified by a Seller in a written notice to be delivered to Counterparty at a Seller’s sole discretion (which Valuation Date shall not be earlier than the day such notice is effective)(the “Valuation Date”).

On the Cash Settlement Payment Date, in the event the Valuation Date is determined by clause (c) of the above paragraph, a Seller shall pay Counterparty a cash amount equal to (1) the Number of Shares as of the Valuation Date multiplied (2) by closing price of the Shares on the immediately preceding trading day.

In all other cases, a Seller shall pay Counterparty a cash amount equal to (1) the Number of Shares as of the Valuation Date, which are registered for resale under an effective Registration Statement or may be transferred without any restrictions, including the requirement for the Counterparty to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or the volume and manner of sale limitations under Rule 144(e), (f) and (g) under the Securities Act, multiplied by the average of the daily VWAP Price over the Valuation Period less (2) the Settlement Amount Adjustment.

Each Seller has agreed to waive any redemption rights with respect to any Recycled Shares in connection with the Business Combination, as well as any redemption rights under CIIG II’s Amended and Restated Certificate of Incorporation that would require redemption by CIIG II of the Shares. Such waiver may reduce the number of shares of CIIG II Common Stock redeemed in connection with the Business Combination, and such reduction could alter the perception of the potential strength of the Business Combination. Each Forward Purchase Agreement has been structured, and all activity in connection with such agreement has been undertaken, to comply with the requirements of all tender offer regulations applicable to the Business Combination, including Rule 14e-5 under the Securities Exchange Act of 1934.

The foregoing summary of the Forward Purchase Agreements is qualified in its entirety by reference to the text of the Form of Forward Purchase Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

As of April 26, 2023, the per share redemption price for each share of CIIG II Class A common stock was approximately $10.47.

In addition, Pubco was informed by the Nasdaq Stock Market on April 24, 2023 that its application to list its ordinary shares and warrants on Nasdaq has been approved.

The information in this Item 7.01 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of CIIG II under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information of the information in this Item 7.01.

No Offer or Solicitation

This Form 8-K is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Pubco, Zapp, CIIG II or any of their respective affiliates. No such offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom. The contents of this Form 8-K have not been reviewed by any regulatory authority in any jurisdiction.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of U.S. federal securities laws with respect to the proposed Business Combination between Zapp, CIIG II and Pubco, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the anticipated growth in the industry in which Zapp operates and anticipated growth in demand for Zapp’s products, projections of Zapp’s future financial results and possible growth opportunities for Zapp. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “budget,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of CIIG II’s securities, (ii) the risk that the transaction may not be completed by CIIG II’s business combination deadline, (iii) the failure to satisfy the conditions to the consummation of the transaction, (iv) the risk that CIIG II may not have sufficient funds to consummate the Business Combination, (v) the lack of a third party valuation in determining whether or not to pursue the proposed Business Combination, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on Zapp’s business relationships, performance, and business generally, (viii) risks that the proposed Business Combination disrupts current plans of Zapp or diverts management’s attention from Zapp’s ongoing business operations and potential difficulties in Zapp’s employee retention as a result of the proposed Business Combination, (ix) the outcome of any legal proceedings that may be instituted against Zapp, Pubco, CIIG II or their respective directors or officers related to the proposed Business Combination, (x) the ability of Pubco, CIIG II or a successor thereto to maintain the listing of its securities on Nasdaq, (xi) volatility in the price of the securities of Pubco, CIIG II or a successor thereto due to a variety of factors, including changes in the competitive and highly regulated industries in which Zapp plans to operate, variations in performance across competitors, changes in laws and regulations affecting Zapp’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination, and identify and realize additional opportunities, (xiii) the risk of downturns in the highly competitive electric vehicle industry, (xiv) the ability of Zapp to build the Zapp brand and consumers’ recognition, acceptance and adoption of the Zapp brand, (xv) the risk that Zapp may be unable to develop and manufacture electric vehicles of sufficient quality and on schedule and scale, that would appeal to a large customer base, (xvi) the risk that Zapp has a limited operating history, has not yet released a commercially available electric vehicle and does not have experience manufacturing or selling a commercial product at scale and (xvii) the risk that Zapp may not be able to effectively manage its growth, including its design, research, development and maintenance capabilities.

The foregoing list of factors is not exhaustive. Forward-looking statements are not guarantees of future performance. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Pubco’s registration statement on Form F-4, CIIG II’s Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents filed by Pubco, CIIG II or a successor thereto from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. The forward-looking statements in this Current Report on Form 8-K represent the views of Zapp, Pubco and CIIG II as of the date of this Current Report on Form 8-K. Subsequent events and developments may cause that view to change. Readers are cautioned not to put undue reliance on forward-looking statements, and all forward-looking statements in this Current Report on Form 8-K are qualified by these cautionary statements. Zapp, Pubco and CIIG II assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of Zapp, Pubco nor CIIG II gives any assurance that Zapp, Pubco or CIIG II will achieve its expectations. The inclusion of any statement in this Current Report on Form 8-K does not constitute an admission by Zapp, Pubco or CIIG II or any other person that the events or circumstances described in such statement are material.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of Forward Purchase Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2023

CIIG CAPITAL PARTNERS II, INC.

By:	/s/ Gavin Cuneo
Name: Gavin Cuneo
Title: Co-Chief Executive Officer

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